Exhibit 99.1

Rule 438 Consent of Four Directors of Parthus Technologies plc
Who Will Become Directors of Registrant

Exhibit 99.1 Cont’d

PARTHUSCEVA, INC.

Consent of Prospective Director

As required by Rule 438 under the U.S. Securities Act of 1933, as amended, I hereby consent to the reference to my name as a prospective director of Ceva, Inc. (to be renamed ParthusCeva, Inc.) in the section entitled “Management” in the prospectus forming a part of a registration statement on Form S-1 of Ceva, Inc., initially filed with the U.S. Securities and Exchange Commission on July 30, 2002, as amended from time to time.

/s/    Kevin Fielding

Name: Kevin Fielding

Exhibit 99.1 Cont’d

PARTHUSCEVA, INC.

Consent of Prospective Director

As required by Rule 438 under the U.S. Securities Act of 1933, as amended, I hereby consent to the reference to my name as a prospective director of Ceva, Inc. (to be renamed ParthusCeva, Inc.) in the section entitled “Management” in the prospectus forming a part of a registration statement on Form S-1 of Ceva, Inc., initially filed with the U.S. Securities and Exchange Commission on July 30, 2002, as amended from time to time.

/s/    William McCabe

Name: William McCabe

Exhibit 99.1 Cont’d

PARTHUSCEVA, INC.

Consent of Prospective Director

As required by Rule 438 under the U.S. Securities Act of 1933, as amended, I hereby consent to the reference to my name as a prospective director of Ceva, Inc. (to be renamed ParthusCeva, Inc.) in the section entitled “Management” in the prospectus forming a part of a registration statement on Form S-1 of Ceva, Inc., initially filed with the U.S. Securities and Exchange Commission on July 30, 2002, as amended from time to time.

/s/    Sven-Christer Nilsson

Name: Sven-Christer Nilsson

Exhibit 99.1 Cont’d

PARTHUSCEVA, INC.

Consent of Prospective Director

As required by Rule 438 under the U.S. Securities Act of 1933, as amended, I hereby consent to the reference to my name as a prospective director of Ceva, Inc. (to be renamed ParthusCeva, Inc.) in the section entitled “Management” in the prospectus forming a part of a registration statement on Form S-1 of Ceva, Inc., initially filed with the U.S. Securities and Exchange Commission on July 30, 2002, as amended from time to time.

/s/    Brian Long

Name: Brian Long